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                                                                    Exhibit 10.1


                           Second Omnibus Amendment to
                        the Credit Agreements and Waiver


                            Dated as of July 26, 2002



ABN AMRO Bank N.V.
135 South LaSalle Street
Chicago, Illinois 60603

         Reference is made to (i) that certain 3-Year Credit Agreement, as amended, dated as of October 29, 1999 (the "3-Year Agreement") and (ii) that certain 364-Day Credit Agreement, as amended, dated as of October 29, 1999 (the "364-Day Agreement" and collectively with the 3-Year Agreement, the "Credit Agreements"), among you (the "Bank") and Newport Corporation (the "Company").

         Whereas, the Company has requested that the Bank waive certain events of default under the Credit Agreements pursuant to the Company's failure to meet certain financial covenants and make certain other amendments to the Credit Agreements, and the Bank is willing to do so subject to the terms and conditions hereinafter set forth;

         Now, Therefore, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

Section 1.       Amendments.

     Section 1.1. General. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as respectively defined in the Credit Agreements as further amended hereby.

     Section 1.2. Revolving Credit of the 3-Year Agreement. Section 1.1 of the 3-Year Agreement shall be hereby amended by deleting the amount "$10,000,000" in line 8 thereof and substituting in its place the amount of "$5,000,000" therefor.

     Section 1.3. Revolving Credit Loans of the 3-Year Agreement. Section 1.2 of the 3-Year Agreement shall be amended by deleting the amount "$10,000,000" in line 6 thereof and substituting in its place the amount of "$5,000,000" therefor.

     Section 1.4. EBITDA Definitions. The definition of "EBITDA" in Section 4.1 of the Credit Agreements shall be and is hereby amended as follows:

                         "EBITDA" means, with reference to any period, Net
                 Income for such period plus all amounts deducted in arriving at

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                 such Net Income amount in respect of (a) Interest Expense for such period, plus (b) federal, state and local income taxes for such period, plus (c) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of the Borrower and its Subsidiaries; provided, however, that notwithstanding anything in this definition to the contrary: (a) any gains on sales or other dispositions of assets of the Company and its Subsidiaries outside the ordinary course of their business shall be given no effect in determining EBITDA; (b) interest income as determined according to GAAP shall be given no effect in determining EBITDA; and (c) all amounts resulting from discontinued operations of the Company during fiscal year 2002 shall be given no effect in determining EBITDA.

         Section 1.5. Notices. Section 9.8 of each of the Credit Agreements shall be amended and restated in their entirety to read as follows:

                         Section 9.8. Notices. Except as otherwise specified
                 herein, all notices hereunder shall be in writing (including cable or telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

                                   to the Company at:

                                   Newport Corporation
                                   1791 Deere Avenue
                                   Irvine, California  92606
                                   Attention:  Mr. William Abbott
                                   Telephone:  (949) 253-1215
                                   Telecopy:  (949) 224-0587

                                   to the Bank at:

                                   ABN AMRO Bank N.V.
                                   208 South LaSalle Street, Suite 1500
                                   Chicago, Illinois  60602
                                   Attention:  Dominic Blea
                                   Telephone:  (312) 992-5176
                                   Telecopy:  (312) 992-5111

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                                   With a copy to:

                                   ABN AMRO Bank N.V.
                                   135 South LaSalle Street
                                   Suite 725
                                   Chicago, Illinois  60603
                                   Attention:  Ms. Wendy Watters
                                   Telephone:  (312) 904-2112
                                   Telecopy:  (312) 904-1028

                 Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section
                 9.8 and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified in this Section 9.8 and the answer back is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in this
                 Section 9.8; provided that any notice given pursuant to Section 1 or Section 2 hereof shall be effective only upon receipt.

Section 2.         Waiver.

     (a) During the period ending June 30, 2002, the Company was in violation of the financial covenants in Sections 7.8, 7.10 and 7.11 of the Credit Agreements (the "Violations"). Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Bank hereby acknowledges the Violations described above and waives any Default or Event of Default that exist under Sections 7.8, 7.10 and 7.11 of the Credit Agreements by virtue of the Violations.

     (b) The acknowledgement and waiver under this Section 2 shall be limited specifically as written herein and shall be solely an acknowledgement and waiver to the above described Violations, and it shall not constitute an acknowledgement to any other transaction or a waiver of the application of Sections 7.8, 7.10 and 7.11 of the Credit Agreements or any other transaction governed thereby after giving effect to this Agreement.

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Section 3.       Conditions Precedent.

         The effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent:

         Section 3.1. The Company and the Bank shall have executed and delivered this Agreement.

         Section 3.2. Legal matters incident to the execution and delivery of this Agreement shall be satisfactory to the Bank and its counsel.

Section 4.       Representations.

         In order to induce the Bank to execute and deliver this Agreement, the Company hereby represents to the Bank that as of the date hereof, and after giving effect to the amendments and waivers set forth above, the representations and warranties set forth in Section 5 of the Credit Agreements are and shall be and remain true and correct (except that the representations contained in (i)
Section 5.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Bank and (ii) Section 5.6 shall be deemed to refer to the date of the most recent financial statements of the Company delivered to the Bank) and the Company is in compliance with the terms and conditions of the Credit Agreements and no Default or Event of Default has occurred and is continuing under the Credit Agreements or shall result after giving effect to this Agreement.

Section 5.       Miscellaneous.

         Section 5.1. Except as specifically amended herein, the Credit Agreements shall continue in full force and effect in accordance with its original terms. Reference to this specific Agreement need not be made in the Credit Agreements, each respective Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreements, any reference in any of such items to the Credit Agreements being sufficient to refer to the Credit Agreements as amended hereby.

         Section 5.2. The Company agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Agreement, including the fees and expenses of counsel for the Bank.

         Section 5.3. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Agreement shall be governed by the internal laws of the State of California.

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         In Witness Whereof, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.


                                   Newport Corporation



                                   By /s/ William R. Abbott
                                      ------------------------------------------
                                      Name:   William R. Abbott
                                      Title:  Vice President of Finance
                                              and Treasurer



         This Agreement is accepted and agreed to as of the date first above written.


                                   ABN AMRO Bank N.V.



                                   By /s/ Thomas R. Peterson
                                      ------------------------------------------
                                      Name:   Thomas R. Peterson
                                      Title:  Senior Vice President
                                              Diversified Industries Central



                                   By /s/ Wendy L. Watters
                                      ------------------------------------------
                                      Name:   Wendy L. Watters
                                      Title:  Vice President

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